UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                               (AMENDMENT NO. 1)

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         March 14, 2008 (March 7, 2008)
                Date of Report (Date of earliest event reported)

                            TOTAL LUXURY GROUP, INC.
             (Exact name of registrant as specified in its charter)

           Indiana                  000-28497                     35-1504940
(State or other jurisdiction   (Commission File No.)             (IRS Employer
      of incorporation)                                      Identification No.)

                     8411 West Oakland Park Blvd., Suite 301
                                Sunrise, FL 33351
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 954-741-6300

               11900 Biscayne Blvd., Suite #620, Miami, FL, 33181
                 (Former Address of principal executive offices)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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                                Explanatory Note
                                ----------------

     Total Luxury Group, Inc. is filing this Amendment No. 1 to its Current Report on Form 8-K that was filed with the Securities and Exchange Commission on March 13, 2008, in order to file exhibits that were not included in the earlier filing.


                           Forward Looking Statements

     Statements in this Current Report on Form 8-K (including the exhibits) that are not purely historical facts, including statements regarding Total Luxury Group, Inc.'s beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by the use of the words "may," "will," "should," "expects," "plans," "intends," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of those terms or other comparable terminology. These forward-looking statements relate to management's current plans, objectives and expectations for future operations. Although we believe that our expectations with respect to the forward-looking statements are based upon reasonable assumptions within the bounds of its knowledge of our business and operations, in light of the risks and uncertainties inherent in all future projections, the inclusion of forward-looking statements in this report should not be regarded as a representation by us or any other person that our objectives or plans will be achieved.

Item 1.01 Entry into a Material Definitive Agreement

     On March 7, 2008, Total Luxury Group, Inc. ("we," "us," "our," or the "Company") entered into certain material definitive agreements, the salient terms of which are set forth in detail under Item 2.01 below and are incorporated into this Item 1.01 by reference. The identities of the parties to these material definitive agreements are set forth below and in the respective agreements attached as exhibit to this Current Report on Form 8-K.

     Prior to entering into these material definitive agreements, there was no material relationship between the Company or its affiliates and the other parties thereto other than in respect of the applicable material definitive agreements and the transactions contemplated therein and related thereto, except that Mr. Jones previously served as a consultant to Petals Decorative Accents, Inc., a Delaware corporation ("Petals"), and currently serves as Chairman of the Board of the Company.

Item 2.01 Completion of Acquisition or Disposition of Assets

     On March 7, 2008 (the "Closing Date"), we completed the purchase (the "Purchase") of 38,000,000 shares of the outstanding common stock, $0.00001 par value per share, of Petals, from a single shareholder, representing 98% of the outstanding common stock of Petals, and 100% of the outstanding Series C Preferred Stock, pursuant to the agreements and with the parties described below.

A. Purchase of Petals Common Stock

     1) Stock Purchase Agreement. On the Closing Date, we entered into a Stock Purchase Agreement (the "Common Stock Purchase Agreement") with Accelerant Partners LLC, a Delaware limited liability company ("Accelerant"), pursuant to which we purchased from Accelerant, and Accelerant sold to us, 38,000,000 shares of common stock of Petals, for a purchase price of (i) nineteen million dollars ($19,000,000), for which Accelerant accepted a promissory note, (ii) eighty-five million (85,000,000) shares of our common stock, $0.001 par value per share, and
(iii) a warrant to purchase 100,000,000 shares of our common stock. The terms of the promissory note and warrant are described below.

     Pursuant to the Purchase Agreement, we have undertaken to use our best efforts to become reporting under the federal securities laws and seek to be re-listed for quotation on the Over-the-Counter Bulletin Board as soon as practical, and by no later than June 1, 2008. Further, as long as Accelerant beneficially owns any of the securities, which includes the Note, the Warrant, the Conversion Shares and the Warrant Shares (each as defined below), we agreed to timely file all reports required to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Additionally, we have undertaken to use our best efforts under applicable state and federal law to increase the number of authorized shares of our common stock to enable Accelerant to exercise its




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conversion  rights  provided in the Note and its purchase rights provided in the
Warrant, and to file an Amended Certificate of Incorporation no later than June 1, 2008, and to obtain necessary shareholder approval in connection therewith by such time.

The foregoing summary of the terms of the Common Stock Purchase Agreement is qualified in its entirety by reference to the complete Common Stock Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

     2) Senior Secured 9% Convertible Promissory Note. Pursuant to the terms of the Common Stock Purchase Agreement, we issued a Senior Secured 9% Convertible Promissory Note (the "Senior Note") in the principal amount of $19,000,000, on the Closing Date, payable to Accelerant. The Senior Note bears interest at a rate of nine percent (9%) per annum, except that during the continuance of any event of default, the interest rate will be increased to twelve percent (12%). The Senior Note is repayable in quarterly payments, commencing March 31, 2008 and on the last business day of each June, September, December and March thereafter, and matures on the thirty-month anniversary of the issuance date, or September 7, 2010. Interest is computed on the basis of a 360-day year of twelve
(12) 30-day months and accrues commencing on the issuance date.

     The principal amount payable on the Senior Note is convertible into shares of our common stock at Accelerant's option, at an initial conversion price of $0.04 per share. The interest on the Senior Note is payable in cash or registered shares of our common stock, at our option. If paid in shares of common stock, the number of shares of common stock to be issued to Accelerant shall be an amount equal to the quotient of (x) the interest payment due (y) multiplied by 1.2 and (z) divided by (z) one-hundred percent (100%) of the average of the VWAP (as defined in the Note) of the closing trading price for the ten (10) trading days immediately preceding the date the interest payment is due.

     The number of shares issuable upon conversion of the principal or interest amounts of the Senior Note (the "Conversion Shares"), and/or the conversion price, may be proportionately adjusted in the event of any stock dividend, distribution, stock split, stock combination, stock consolidation, recapitalization or reclassification or similar transaction. In addition, the number of Conversion Shares, and/or the conversion price may be adjusted in the event of certain sales or issuances of shares of our common stock, or securities entitling any person to acquire shares of our common stock, within two years after the issuance date, at an affective price per share which is less than the then-effective conversion price of the Senior Note.

     We may be required to prepay the Senior Note in whole or in part in cash in an amount equal to 100% of the principal amount of the Senior Note plus accrued and unpaid interest, upon the occurrence of an event of default. Additionally, we may be required to prepay the Senior Note in whole or in part in cash an amount equal to 120% of the principal amount of the Senior Note, plus accrued and unpaid interest, under certain other circumstances.

     The Senior Note ranks senior to all other indebtedness of our Company with respect to principal, interest, damages or upon liquidation or dissolution or otherwise, and we have agreed not to directly, or indirectly, or permit a subsidiary of ours to incur any lien on or with respect to any of our property or assets now owned or acquired or any interest therein or any income or profits therefrom without the prior written consent of the Accelerant.

     So long as the Senior Note is outstanding, we will not, without the written consent of Accelerant, redeem, purchase or otherwise acquire any of our capital stock or set aside any monies for such a redemption, purchase or other acquisition, issue any options or convertible securities with an exercise price or a conversion price or a number of underlying shares that floats or resets or otherwise varies or is subject to adjustment based on market prices of the common stock, or issue any securities having any rights, privileges, or preferences superior to or in pari passu with the rights, privileges, and preferences of Accelerant.




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


     The foregoing summary of the terms of the Senior Note is qualified in its entirety by reference to the complete Senior Note, a copy of which is attached hereto as Exhibit 4.1, and is incorporated herein by reference.

     3) Security Documents. Our obligations under the Senior Note are secured by certain Security Documents:

          i. Security Agreement. Our promise to repay the Senior Note and to fulfill our other obligations pursuant to the Senior Note and Common Stock Purchase Agreement are secured by a first priority lien on substantially all of our assets pursuant to the Security Agreement between us and Accelerant.

          ii. Pledge Agreement. In order to further secure our payment under the Senior Note and our other obligations pursuant to the Senior Note and the Common Stock Purchase Agreement and the other transaction documents, we have agreed to pledge the Petals common stock we purchased or may acquire in the future, for the benefit of Accelerant. We have also entered into a side letter agreement (the "Letter Agreement") in connection with the Pledge Agreement.

     The foregoing summary of the terms of the Security Documents is qualified in its entirety by reference to the complete Security Agreement, Pledge Agreement and Letter Agreement,, copies of which are attached hereto as Exhibits 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

     4) Series A Warrant. In addition to the Senior Note, we issued to Accelerant a Series A Warrant ("Series A Warrant') to purchase one hundred million (100,000,000) shares of our common stock (the "Series A Warrant
Shares"), exercisable after the Closing Date and expiring March 7, 2015 at an initial exercise price of $0.10 per share. The Series A Warrant also contains a cashless exercise feature.

     The number of shares issuable upon exercise of the Series A Warrant, and/or the applicable exercise prices, may be proportionately adjusted in the event of any stock dividend, distribution, stock split, stock combination, stock consolidation, recapitalization or reclassification or similar transaction. In addition, the number of shares issuable upon exercise of the Series A Warrant, and/or the applicable exercise prices may be adjusted in the event of certain issuances of shares of our common stock or securities entitling any person to acquire shares of our common stock, at any time while the Series A Warrant is outstanding, at an affective price per share which is less than the then-effective exercise prices of the Series A Warrant.

     The foregoing summary of the terms of the Series A Warrant is qualified in its entirety by reference to the complete Series A Warrant, a copy of which is attached hereto as Exhibit 4.2, and is incorporated herein by reference.

     5) Registration Rights Agreement. We granted certain registration rights to Accelerant with respect to the Conversion Shares issuable upon conversion of the Note and the Warrant Shares issuable upon exercise of the Series A Warrant. Pursuant to a Registration Rights Agreement (the "Registration Rights Agreement") between us and Accelerant, we are obligated to prepare and file a registration statement with the SEC within 60 days after the Closing Date, and to use our best efforts to cause the registration statement to become effective as promptly as possible, but not later than 120 days, after filing, or 180 days after filing, if the registration statement receives a "full review" by the SEC.

     We are also obligated to file as promptly as permitted by the SEC one or more additional registration statements necessary to cover the resale of the Conversion Shares and the Series A Warrant Shares in the event that the SEC limits the number of shares which may be included in the initial registration statement, and use our best efforts to cause such additional registration statement(s) to become effective as promptly as possible, but not later than 90 days, after filing of such subsequent registration statement, or 120 days after filing, if such subsequent registration statement receives a "full review" by the SEC.




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


     Under certain circumstances, in the event of our failure to file the registration statement(s) or the registration statement(s) is or are not declared effective within the time frames set forth in the Registration Rights Agreement, we will be obligated to pay to Accelerant liquidated damages of 2% of the amount of the registrable securities, in cash or in registered shares of our common stock, per calendar month (whole or part) that the applicable event is not cured, up to a maximum aggregate fee of 18% of the amount of the registrable secuurities.

     We have also granted certain piggyback registration rights to Accelerant under the Registration Rights Agreement.

     The foregoing summary of the terms of the Registration Rights Agreement is qualified in its entirety by reference to the complete Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.5, and is incorporated herein by reference.

B. Purchase of Petals Series C Preferred Stock

     1) Stock Purchase Agreement. On the Closing Date, we entered into a Stock Purchase Agreement (the "Series C Purchase Agreement") with the Sellers listed on Exhibit A thereto, (the "Series C Sellers"), pursuant to which we purchased from the Series C Sellers, and the Series C Sellers sold to us, an aggregate of 3,800 shares of Series C Convertible Redeemable Preferred Stock of Petals, for an aggregate purchase price of (i) one million twelve thousand five hundred dollars ($1,012,500), for which the Series C Sellers accepted promissory notes, and (iii) warrants to purchase an aggregate of 7,593,750 shares of our common stock. The terms of the promissory notes and warrants are described below.

     Pursuant to the Series C Purchase Agreement, we have undertaken to use our best efforts to become reporting under the federal securities laws and seek to be re-listed for quotation on the Over-the-Counter Bulletin Board as soon as practical. Further, as long as the Series C Sellers beneficially own any of our securities, which includes the Junior Notes, the Series C Warrants, the Junior Note Conversion Shares and the Series C Warrant Shares (each as defined below), we agreed to timely file all reports required to be filed with the SEC pursuant to the Exchange Act. Additionally, we have undertaken to use our best efforts under applicable state and federal law to increase the number of authorized shares of our common stock to enable the Series C Sellers to exercise their conversion rights provided in the Junior Notes and their purchase rights provided in the Series C Warrants.

     The foregoing summary of the terms of the Series C Purchase Agreement is qualified in its entirety by reference to the complete Series C Purchase Agreement, a copy of which is attached hereto as Exhibit 10.6, and is incorporated herein by reference.

     2) Junior Unsecured 9% Convertible Promissory Note. Pursuant to the terms of the Series C Purchase Agreement, we issued a Junior Unsecured 9% Convertible Promissory Note (each, a "Junior Note," and collectively, the "Junior Notes") in the aggregate principal amount of $1,012,500, on the Closing Date, payable to the Series C Sellers. The Junior Notes bear interest at a rate of nine percent (9%) per annum, except that during the continuance of any event of default, the interest rate will be increased to twelve percent (12%). The Junior Notes are repayable in quarterly payments, commencing March 31, 2008 and on the last business day of each June, September, December and March thereafter, and matures on the thirty-month anniversary of the issuance date, or September 7, 2010. Interest is computed on the basis of a 360-day year of twelve (12) 30-day months and accrues commencing on the issuance date.

     The principal amount payable on each of the Junior Notes is convertible into shares of our common stock at the holder's option, at an initial conversion price of $0.04 per share. The interest on the Junior Notes is payable in cash or registered shares of our common stock, at our option. If paid in shares of common stock, the number of shares of common stock to be issued to Accelerant shall be an amount equal to the quotient of (x) the interest payment due (y) multiplied by 1.2 and (z) divided by (z) one-hundred percent (100%) of the average of the VWAP (as defined in the Junior Notes) of the closing trading price for the ten (10) trading days immediately preceding the date the interest payment is due.





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     The number of shares  issuable upon conversion of the principal or interest amounts of the Junior Notes (the "Junior Note Conversion Shares"), and/or the conversion price, may be proportionately adjusted in the event of any stock dividend, distribution, stock split, stock combination, stock consolidation, recapitalization or reclassification or similar transaction. In addition, the number of Junior Note Conversion Shares, and/or the conversion price may be adjusted in the event of certain sales or issuances of shares of our common stock, or securities entitling any person to acquire shares of our common stock,
at  any  time  at  an  affective   price  per  share  which  is  less  than  the
then-effective conversion price of the Junior Notes.

     We may be required to prepay the Junior Notes in whole or in part in cash in an amount equal to 100% of the principal amount of the Junior Notes plus accrued and unpaid interest, upon the occurrence of an event of default. Additionally, we may be required to prepay the Junior Notes in whole or in part in cash an amount equal to 120% of the principal amount of the Junior Note, plus accrued and unpaid interest, under certain other circumstances.

     The Junior Notes rank junior to the Senior Note, but senior to all other indebtedness of our Company with respect to principal, interest, damages or upon liquidation or dissolution or otherwise, and is unsecured. We have agreed not to directly, or indirectly, or permit a subsidiary of ours to incur any lien on or with respect to any of our property or assets now owned or acquired or any interest therein or any income or profits therefrom without the prior written consent of the holder.

     The foregoing summary of the terms of the Junior Notes is qualified in its entirety by reference to the complete Junior Note, a form of which is attached hereto as Exhibit 4.3, and is incorporated herein by reference.

     3) Series C Warrants. In addition to the Junior Notes, we issued to the Series C Sellers warrants (each, a "Series C Warrant," and collectively, the "Series C Warrants") to purchase an aggregate of 7,593,750 shares of our common stock (the "Series C Warrant Shares"), exercisable after the Closing Date and expiring March 7, 2015 at an initial exercise price of $0.10 per share. The Series C Warrants also contain a cashless exercise feature.

     The number of shares issuable upon exercise of the Series C Warrants, and/or the applicable exercise prices, may be proportionately adjusted in the event of any stock dividend, distribution, stock split, stock combination, stock consolidation, recapitalization or reclassification or similar transaction. In addition, the number of shares issuable upon exercise of the Series C Warrants, and/or the applicable exercise prices may be adjusted in the event of certain issuances of shares of our common stock, or securities entitling any person to acquire shares of our common stock, at any time while the Series C Warrants are outstanding, at an affective price per share which is less than the then-effective exercise prices of the Series C Warrants.

     The foregoing summary of the terms of the Series C Warrants is qualified in its entirety by reference to the complete Series C Warrant, a form of which is attached hereto as Exhibit 4.4, and is incorporated herein by reference.

C. Intercreditor Agreement

     On the Closing Date, we entered into an Intercreditor Agreement (the "Intercreditor Agreement") with Accelerant Partners LLC, as Senior Lender, each of the Series C Sellers, as Junior Lenders, and SIG, as Junior Subordinated Lender (the "Senior Lender, Junior Lenders and Junior Subordinated Lender are collectively referred to as the "Lenders"), pursuant to which the Junior Lenders and the Junior Subordinated Lender have agreed expressly to subordinate their respective Junior Obligations and Junior Subordinated Obligations and Junior Liens (as such terms are defined in the Intercreditor Agreement) to the Senior Obligations and Senior Liens (as such terms are defined in the Intercreditor Agreement) of the Senior Lender, respectively, and the Senior Lender has agreed to the continuation of Junior Obligations, Junior Subordinated Obligations and Junior Liens by the Company, upon the terms and provisions and subject to the conditions set forth in the Intercreditor Agreement.




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


     The foregoing summary of the terms of the Intercreditor Agreement is qualified in its entirety by reference to the complete Intercreditor Agreement, a copy of which is attached hereto as Exhibit 10.7, and is incorporated herein by reference.

D. Placement Agent Agreement

     1) Placement Agent Agreement. In connection with the Acquisition, we entered into a Placement Agent Agreement (the "Placement Agent Agreement") with Southridge Investment Group, LLC ("SIG"), pursuant to which SIG agreed to act as our placement agent in connection with the purchase of the Petals common stock and Series C Preferred Stock described above. Pursuant to the Placement Agent Agreement, SIG is entitled to a fee of two million dollars ($2,000,000) for its services related to the purchase of the Petals securities, which was paid on the Closing Date in the form of a promissory note, which is described further below. The Placement Agent Agreement is effective for a period of twelve months. Additionally, the Placement Agent Agreement provides that SIG will provide us with general financial advisory, consulting and investment banking services in connection with identifying, assessing, evaluating, and if appropriate, executing possible financing, refinancing or other transactions to assist us in raising capital (each, a "Financing Transaction"). In connection with each future Financial Transaction, SIG shall be entitled to a fee equal to 10% of the aggregate value we receive in excess of $1,000,000, payable in the same form as the securities issued in connection with such Financial Transaction, on the same terms over the same period as the securities issued to the investors in such Financial Transaction.

     The foregoing summary of the terms of the Placement Agent Agreement is qualified in its entirety by reference to the complete Placement Agent
Agreement, a copy of which is attached hereto as Exhibit 10.8, and is incorporated herein by reference.

     2) Junior Subordinated Unsecured 9% Convertible Promissory Note. On the Closing Date, we issued to SIG a Junior Subordinated Unsecured 9% Convertible Promissory Note (the "Junior Subordinated Note"). The Junior Subordinated Note bears interest at a rate of nine percent (9%) per annum, except that during the continuance of any event of default, the interest rate will be increased to twelve percent (12%). The Junior Subordinated Note is repayable in quarterly payments, commencing March 31, 2008 and on the last business day of each June, September, December and March thereafter, and matures on the thirty-month anniversary of the issuance date, or September 7, 2010. Interest is computed on the basis of a 360-day year of twelve (12) 30-day months and accrues commencing on the issuance date.

     The principal amount payable on the Junior Subordinated Note is convertible into shares of our common stock at the option of the holder, at an initial conversion price of $0.04 per share. The interest on the Junior Subordinated
Note is payable in cash or registered shares of our common stock, at our option. If paid in shares of common stock, the number of shares of common stock to be issued to SIG shall be an amount equal to the quotient of (x) the interest payment due (y) multiplied by 1.2 and (z) divided by (z) one-hundred percent (100%) of the average of the VWAP (as defined in the Junior Subordinated Note) of the closing trading price for the ten (10) trading days immediately preceding the date the interest payment is due.

     The number of shares issuable upon conversion of the principal or interest amounts of the Junior Subordinated Note (the "Junior Subordinated Note Conversion Shares"), and/or the conversion price, may be proportionately adjusted in the event of any stock dividend, distribution, stock split, stock combination, stock consolidation, recapitalization or reclassification or similar transaction. In addition, the number of Junior Subordinated Note Conversion Shares, and/or the conversion price may be adjusted in the event of certain sales or issuances of shares of our common stock, or securities entitling any person to acquire shares of our common stock, at any time, at an affective price per share which is less than the then-effective conversion price of the Junior Subordinated Note.

     We may be  required to prepay the Junior  Subordinated  Note in whole or in part in cash in an amount equal to 100% of the principal amount of the Junior Subordinated Note plus accrued and unpaid interest, upon the occurrence of an




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event  of  default.  Additionally,  we may be  required  to  prepay  the  Junior
Subordinated Note in whole or in part in cash an amount equal to 120% of the principal amount of the Junior Subordinated Note, plus accrued and unpaid interest, under certain other circumstances.

     The Junior Subordinated Note ranks junior to the Senior Note and the Junior Notes described above with respect to principal, interest, damages or upon liquidation or dissolution or otherwise, and is unsecured. We have agreed not to directly, or indirectly, or permit a subsidiary of ours to incur any lien on or with respect to any of our property or assets now owned or acquired or any interest therein or any income or profits therefrom without the prior written consent of the holder.

     The foregoing summary of the terms of the Junior Subordinated Note is qualified in its entirety by reference to the complete Junior Subordinated Note, a copy of which is attached hereto as Exhibit 4.5, and is incorporated herein by reference.

E. Services Agreement and Series B Warrant

     Simultaneous with the closing of the transactions described above, we entered into a Services Agreement (the "Services Agreement") with Donald Jones, pursuant to which Mr. Jones agreed to provide us with certain management and consulting services. As compensation for the services, we issued to Mr. Jones a warrant ("Series B Warrant') to purchase up to 140,000,000 shares of our common stock, with the following terms:

          (a) 25% of the Series B Warrant, or the right to purchase 35,000,000 shares of our common stock, vested immediately (the "Tranche 1 Warrants"), are exercisable for a period of 7 years from the date of issuance and have an exercise price of $0.01 per share;

          (b) 25% of the Series B Warrant, or the right to purchase 35,000,000 shares of our common stock, shall vest in 12 months from the vesting date of the Tranche 1 Warrants. These warrants shall be exercisable for a period of 7 years from the date they vest and shall have an exercise price of $0.10 per share;

          (c) 25% of the Series B Warrant, or the right to purchase 35,000,000 shares of our common stock, shall vest in 24 months from the vesting date of the Tranche 1 Warrants. These warrants shall be exercisable for a period of 7 years from the date they vest and shall have an exercise price of $0.25 per share, provided that in the event of a Fundamental Transaction (as defined in the Series B Warrant) prior to December 31, 2009, the warrants shall be exercisable at a 20% discount to the price at which the common stock is valued in the Fundamental Transaction; and

          (d) The remaining 25% warrants, or the right to purchase 35,000,000 shares of our common stock shall vest in 36 months from the date of the Tranche 1 Warrants. These warrants shall be exercisable for a period of 7 years from the date they vest and shall have an exercise price of $.50 per share, provided that in the event of a Fundamental Transaction prior to December 31, 2009, the warrants shall be exercisable at a 20% discount to the price at which the common stock is valued in the Fundamental Transaction.

     We have also agreed to substitute an omnibus stock plan that will provide for stock options on substantially the same terms as provided for in the Series B Warrant, and Mr. Jones will have the opportunity to exchange the Series B Warrant for stock options pursuant to a qualified plan of substantially similar terms.

     The foregoing summary of the terms of the Services Agreement and Series B Warrant is qualified in its entirety by reference to the complete Services Agreement and Series B Warrant, copies of which are attached hereto as Exhibits
10.9 and 4.6, respectively, and are incorporated herein by reference.




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


     Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The information included in Item 1.01 and 2.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

     On the Closing Date, we issued a Senior Note and Series A Warrant to Accelerant, Junior Notes and Series C Warrants to the Series C Sellers, a Junior Subordinated Note to SIG, and a Series B Warrant to Donald Jones. The holder of the Senior Note, Junior Notes and Junior Subordinated Note (collectively, the "Notes") may, upon the terms and subject to the conditions set forth in the Notes, convert the Notes into shares of our common stock. The holders of the Series A Warrant, Series B Warrant and Series C Warrants (collectively, the "Warrants") may, upon payment of the exercise price and upon the terms and subject to the conditions set forth in the Warrants, purchase shares of our common stock. A more detailed description of the Notes and Warrants pursuant to which these securities were issued is included in Item 1.01 and Item 2.01 of this Current Report and is incorporated by reference into this Item 3.02.

     The offering of the Note and Warrants was not registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemptions from the registration requirements of the Securities Act set forth in
Section 4(2) thereof and/or Rule 506 of Regulation D promulgated thereunder. In this regard, we relied on the respective representations of the holders thereto in the Common Stock Purchase Agreement, Series C Purchase Agreement, Notes and Warrants.

     Item  5.02  Departure  of  Directors  or  Certain  Officers;   Election  of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On the Closing Date, we appointed Donald Jones to serve as the Company's Chief Executive Officer, in addition to his position as Chairman of our Board of Directors. Mr. Jones will be replacing our interim CEO, Dennis Sinclair. The Company announced Mr. Jones' appointment in a press release on March 13, 2008. A copy of the press release is attached as Exhibit 99.2.

     Mr. Jones, 52, currently services as Vice Chairman, President and Chief Executive Officer of Petals, positions he has held since April 2007. Between 2003 and 2006, Mr. Jones served as President and Chief Executive Officer of Rufus Incorporated, a specialty lifestyle retailer in the pet industry. Prior to this position, Mr. Jones was Senior Vice President of Stores and Operations of Gap Incorporated, from 1999 to 2003. From 1995 to 1999, Mr. Jones served as Regional Vice President of Stores of Dayton Hudson Corporation. Mr. Jones' prior work experience since 1982 includes senior and executive positions with Marshall Fields, Ikea, Inc., Target and Macy's.

     Mr. Jones will receive the compensation for his services described above in this Current Report on Form 8-K under Item 2.01, paragraph E (Services Agreement and Series B Warrant). Except for his positions as Chairman and CEO, and the Services Agreement and related compensation arrangement described above, Mr. Jones does not have any direct or indirect material interest in any other transaction in which the Company is or was to be a participant.

Item 8.01. Other Events.

     On March 10, 2008, the Company issued a press release announcing that it had closed the transactions described above in this Current Report. A copy of the press release is attached as Exhibit 99.1.

     On March 13, 2008, the Company issued a press release announcing Mr. Jones' appointment as CEO. A copy of the press release is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

       Exhibit      Description
       No.

       4.1 Senior Secured 9% Convertible Promissory Note of Total Luxury Group, Inc. in the principal amount of $19,000,000

       4.2          Series A Warrant issued to Accelerant Partners LLC

       4.3          Form of Junior Unsecured 9% Convertible Promissory Note

       4.4          Form of Series C Warrant issued to the Series C Sellers

       4.5 Junior Subordinated Unsecured 9% Convertible Promissory Note in the principal amount of $2,000,000.

       4.6          Series B Warrant issued to Donald Jones

       10.1 Stock Purchase Agreement dated as of March 7, 2008 among Total Luxury Group, Inc. and Accelerant Partners LLC

       10.2 Security Agreement dated as of March 7, 2008 among Total Luxury Group, Inc. and Accelerant Partners LLC

       10.3 Pledge Agreement dated as of March 7, 2008 among Total Luxury Group, Inc. and Accelerant Partners LLC

       10.4 Side Letter Agreement dated as of March 7, 2008 among Total Luxury Group, Inc. and Accelerant Partners LLC

       10.5 Registration Rights Agreement dated as of March 7, 2008 among Total Luxury Group, Inc. and Accelerant Partners LLC

       10.6 Form of Stock Purchase Agreement dated as of March 7, 2008 among Total Luxury Group, Inc. and the Sellers listed on Exhibit A thereto

       10.7 Intercreditor Agreement dated as of March 7, 2008 between Accelerant Partners LLC, as Senior Lender, each of the Sellers whose names and addresses are set forth on Exhibit A thereto, as Junior Lenders, Southridge Investment Group LLC, as Junior Subordinated Lender, and Total Luxury Group, Inc., as Borrower.

       10.8 Placement Agent Agreement dated as of March 7, 2008 between Total Luxury Group, Inc. and Southridge Investment Group LLC.

       10.9         Services  Agreement  between  Total Luxury  Group,  Inc. and
                    Donald Jones.

       99.1         Press  Release of Total Luxury Group,  Inc.  dated March 10,
                    2008

       99.2         Press  Release of Total Luxury Group,  Inc.  dated March 13,
                    2008

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 14, 2008              TOTAL LUXURY GROUP, INC.

                            By:    /s/ Donald Jones______________________
                                   Name:  Donald Jones
                                   Title:   Chairman and Chief Executive Officer

                                  EXHIBIT INDEX

       Exhibit      Description
       No.

       4.1 Senior Secured 9% Convertible Promissory Note of Total Luxury Group, Inc. in the principal amount of $19,000,000.

       4.2          Series A Warrant issued to Accelerant Partners LLC

       4.3          Form of Junior Unsecured 9% Convertible Promissory Note

       4.4          Form of Series C Warrant issued to the Series C Sellers

       4.5 Junior Subordinated Unsecured 9% Convertible Promissory Note in the principal amount of $2,000,000.

       4.6          Series B Warrant issued to Donald Jones

       10.1 Stock Purchase Agreement dated as of March 7, 2008 among Total Luxury Group, Inc. and Accelerant Partners LLC

       10.2 Security Agreement dated as of March 7, 2008 among Total Luxury Group, Inc. and Accelerant Partners LLC

       10.3 Pledge Agreement dated as of March 7, 2008 among Total Luxury Group, Inc. and Accelerant Partners LLC

       10.4 Side Letter Agreement dated as of March 7, 2008 among Total Luxury Group, Inc. and Accelerant Partners LLC

       10.5 Registration Rights Agreement dated as of March 7, 2008 among Total Luxury Group, Inc. and Accelerant Partners LLC

       10.6 Form of Stock Purchase Agreement dated as of March 7, 2008 among Total Luxury Group, Inc. and the Sellers listed on Exhibit A thereto

       10.7 Intercreditor Agreement dated as of March 7, 2008 between Accelerant Partners LLC, as Senior Lender, each of the Sellers whose names and addresses are set forth on Exhibit A thereto, as Junior Lenders, Southridge Investment Group LLC, as Junior Subordinated Lender, and Total Luxury Group, Inc., as Borrower

       10.8 Placement Agent Agreement dated as of March 7, 2008 between Total Luxury Group, Inc. and Southridge Investment Group LLC

       10.9         Services  Agreement  between  Total Luxury  Group,  Inc. and
                    Donald Jones

       99.1         Press  Release of Total Luxury Group,  Inc.  dated March 10,
                    2008

       99.2         Press  Release of Total Luxury Group,  Inc.  dated March 13,
                    2008





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